SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):                  July 12, 1999

                      SOUTHERN PACIFIC FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         California                        1-11785                    33-0636924

(State or other jurisdiction        (Commission File No.)    (IRS Employer Identification
  of incorporation)                                                          No.)

One Centerpointe Drive, Suite 551
Lake Oswego, Oregon                                                     97035
(Address of principal executive offices)                              (Zip Code)

                                 (503) 684-6316
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

                  As previously reported, Southern Pacific Funding Corporation ("SPFC") filed a voluntary petition with the United States Bankruptcy Court for the District of Oregon (the "Bankruptcy Court") under Chapter 11 of the United States Bankruptcy Code, Case No. 298-37613-elp11, on October 1, 1998.

                  Also as previously reported, on June 3, 1999, following a hearing on the adequacy of SPFC's Disclosure Statement (the "Disclosure Statement") regarding its proposed Second Amended Plan of Reorganization (the "Plan"), the Bankruptcy Court approved the distribution of copies of the Plan and Disclosure Statement to SPFC's creditors and equity holders in connection with soliciting votes on the Plan. A copy of the Disclosure Statement, together with certain of the exhibits thereto (including the Plan as Exhibit 5), was attached to and incorporated by reference in a Current Report on Form 8-K filed on June 8, 1999.

                  On July 12, 1999, the Bankruptcy Court entered an order confirming the Plan under Chapter 11 of the United States Bankruptcy Court (the "Confirmation Order"). A copy of the Confirmation Order, together with exhibits thereto (except for the Plan, which was previously filed as noted above) is attached as Exhibit 99.1.

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Item 7.  Exhibits.

         (c)  Exhibits:

                  99.1  Findings  of  Fact,   Conclusions   of  Law,  and  Order
                  Confirming Second Amended Plan as Modified.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SOUTHERN PACIFIC FUNDING CORPORATION


Dated:  July 16, 1999                       By:   /s/ Timothy Breedlove
                                                 Name:  Timothy Breedlove
                                                 Title:  Chief Financial Officer


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